SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 26, 2001

                            GB PROPERTY FUNDING CORP.
                                GB HOLDINGS, INC.
                        GREATE BAY HOTEL AND CASINO, INC.
             (Exact name of Registrant as specified in its Charter)

        Delaware                                              75-2502290
        Delaware                                              75-2502293
        New Jersey                 33-69716                   22-2242014
            -------------------------------------------------------
     (State or other juris-       (Commission                (IRS Employer
     diction of incorporation)     File Number)               Identification
                                                               Number)


                            c/o Sands Hotel & Casino
                   Indiana Avenue and Brighton Park, 9th Floor
                         Atlantic City, New Jersey       08401
               (Address of principal executive office) (Zip Code)


     Registrant's telephone number including area code: (609) 441-4517


                                 Not Applicable
        -----------------------------------------------------------------
         (Former name and former address, as changed since last report)

Item 5.           Other Events

         Alfred J. Luciani, President and Chief Executive Officer, and a Director of Greate Bay Hotel and Casino, Inc., the owner and operator of the Sands Hotel and Casino ("Sands"), tendered his resignation today from his positions with the Sands and affiliates including its publicly traded parent company, GB Holdings, Inc. The Sands stated that Mr. Luciani's resignation is effective immediately.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GB PROPERTY FUNDING CORP.


Dated:  December 26, 2001                   By: /s/ Timothy A. Ebling
                                            Name:    Timothy A. Ebling
                                            Title:   Executive Vice President
                                                     and Chief Financial Officer


                                            GB HOLDINGS, INC.


Dated:  December 26, 2001                   By: /s/ Timothy A. Ebling
                                            Name:    Timothy A. Ebling
                                            Title:   Executive Vice President
                                                     and Chief Financial Officer


                                            GREATE BAY HOTEL AND CASINO, INC.


Dated:  December 26, 2001                   By: /s/ Timothy A. Ebling
                                            Name:    Timothy A. Ebling
                                            Title:   Executive Vice President
                                                     and Chief Financial Officer